Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2011

Puma Biotechnology, Inc. and

Innovative Acquisitions Corp.

	Puma Biotechnology	Innovative Acquisitions	Pro Forma Adjustments		Private Equity Placement		Pro Forma Combined
ASSETS
Current assets:
Cash	$—	$1,747	$(1,747	)(d)	$52,462,036	(c)	$52,382,036
			(80,000	)(f)

Total current assets	—	1,747	(81,747)		52,462,036		52,382,036
Property and equipment, net	3,195	—	—		—		3,195
Deposits	1,897	—	—		—		1,897

Total Assets	$5,092	$1,747	$(81,747)		$52,462,036		$52,387,128

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:	$—	$3,280	$(3,280	)(d)	$—		$—

Commitments and contingencies
Stockholders’ equity:
Common stock	400	300	100	(b)	1,467	(c)	1,867
			(400	)(a)
Additional paid-in capital	49,829	70,350	(70,250	)(a)
			(100	)(b)	52,460,569	(c)	52,510,398
Deficit accumulated during development stage	(45,137)	(72,183)	72,183	(a)	—		(45,137)
			(80,000	)(f)			(80,000)

Total Stockholders’ Equity	5,092	(1,533)	(78,467)		52,462,036		52,387,128

Total Liabilities and Stockholders’ Equity	$5,092	$1,747	$(81,747)		$52,462,036		$52,387,128

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011

Puma Biotechnology, Inc. and Innovative Acquisitions Corp.

	Puma Biotechnology	Innovative Acquisitions	Proforma Adjustments		Private Equity Placement	Pro Forma Combined
Revenue	$—	$—	$—		$—	$—
Operating expenses	38,206	10,195	(10,195	)(e)	—	38,206

Net Loss from operations	(38,206)	(10,195)	10,195	(e)	—	(38,206)

Other expense	—	—	(80,000	)(f)	—	(80,000)

Net Loss	$(38,206)	$(10,195)	$(69,805)		$—	$(118,206)

Net loss applicable to common stock	$(38,206)	$(10,195)	$(69,805	)(e)	$—	$(118,206)

Net loss per common share and diluted	$(0.010)	$(0.003)				$(0.006)

Weighted-average common shares outstanding - basic and diluted	4,000,000	3,000,000				18,666,733

NOTES TO UNAUDITED

PRO FORMA CONDENSED COMBINED BALANCE SHEET

AND STATEMENT OF OPERATIONS

JUNE 30, 2011

(1) DESCRIPTION OF TRANSACTIONS AND BASIS OF PRESENTATION:

On September 29, 2011, Innovative Acquisitions Corp. (“IAC”), and its wholly-owned subsidiary, IAC Merger Corporation (“Merger Sub”), and Puma Biotechnology, Inc. (“Puma”) executed an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub merged with and into Puma, and Puma became the surviving entity and wholly-owned subsidiary of IAC (“Merger”). At the effective time of the Merger, IAC issued to the stockholders of Puma such number of shares of IAC common stock that represented 100% of the aggregated outstanding shares of IAC on a fully diluted basis. Upon completion of the Merger, Puma merged with and into IAC, and IAC changed its name to “Puma Biotechnology, Inc.” Further, Puma’s officers and directors became the officers and directors of IAC and IAC adopted the business plan of Puma. Puma is the accounting acquirer (legal acquiree) and IAC is the accounting acquiree (legal acquirer). Since at completion of the Merger, IAC was a shell corporation, the transaction is being accounted for as a capital transaction. In addition, on October 4, 2011, Puma completed a private equity placement, whereby, 14,666,733 shares of Puma common stock were issued resulting in net proceeds of $52,462,036. The Pro Forma Condensed Combined Balance Sheet is presented as if the Merger and private equity placement were executed on June 30, 2011 and the Statement of Operations is for the six months ended June 30, 2011.

(2) PRO FORMA ADJUSTMENTS:

(a)	To eliminate the historical stockholders’ equity accounts of IAC, the accounting acquiree.

(b)	To record the cancellation of 3,000,000 shares of IAC common stock held by its former stockholders and the issuance of 4,000,000 shares of IAC common stock issued to Puma’s shareholder at a par value of $0.0001 per share.

(c)	To record the 14,666,733 shares of Puma common stock issued at $3.75 per share, less expenses, on October 4, 2011, and converted to IAC common stock on a one-to-one basis.

(d)	To record the drawdown of IAC’s assets and the liquidation of its liabilities at the time of the Merger per the Merger Agreement.

(e)	To record the elimination of IAC’s operating expenses for the six months ended June 30, 2011.

(f)	To record the payment of $40,000 for the shell and $40,000 for the attorney fees associated with the Merger.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of December 31, 2010

Puma Biotechnology, Inc. and

Innovative Acquisitions Corp.

	Puma Biotechnology	Innovative Acquisitions	Pro Forma Adjustments		Private Equity Placement	Pro Forma Combined
ASSETS
Current assets:
Cash	$—	$462	$(462	)(d)	$52,462,036	$52,382,036
			(80,000	)(f)

Total current assets	—	462	(80,462)		52,462,036	52,382,036
Property and equipment, net	—	—	—		—	—
Deposits	—	—	—		—	—

Total Assets	$—	$462	$(80,462)		$52,462,036	$52,382,036

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:	$—	$—	$—	(d)	$—	$—

Commitments and contingencies
Stockholders’ equity:
Common stock	400	300	100	(b)	1,467	1,867
			(400	)(a)
Additional paid-in capital	6,531	62,150	(62,050	)(a)
			(100	)(b)	52,460,569	52,467,100
Deficit accumulated during development stage	(6,931)	(61,988)	61,988	(a)	—	(6,931)
			(80,000	)(f)		(80,000)

Total Stockholders’ Equity	—	462	(80,462)		52,462,036	52,382,036

Total Liabilities and Stockholders’ Equity	$—	$462	$(80,462)		$52,462,036	$52,382,036

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2010

Puma Biotechnology, Inc. and Innovative Acquisitions Corp.

	Puma Biotechnology	Innovative Acquisitions	Proforma Adjustments		Private Equity Placement	Pro Forma Combined
Revenue	$—	$—	$—		$—	$—
Operating expenses	6,931	15,976	(15,976	)(e)	—	6,931

Net Loss from operations	(6,931)	(15,976)	15,976	(e)	—	(6,931)

Other expense	—	—	(80,000	)(f)	—	(80,000)

Net Loss	$(6,931)	$(15,976)	$(64,024	)(e)	$—	$(86,931)

Net loss applicable to common stock	$(6,931)	$(15,976)	$(64,024)		$—	$(86,931)

Net loss per common share and diluted	$(0.002)	$(0.005)				$(0.005)

Weighted-average common shares outstanding - basic and diluted	4,000,000	3,000,000				18,666,733

NOTES TO UNAUDITED

PRO FORMA CONDENSED COMBINED BALANCE SHEET

AND STATEMENT OF OPERATIONS

DECEMBER 31, 2010

(1) DESCRIPTION OF TRANSACTIONS AND BASIS OF PRESENTATION:

On September 29, 2011, Innovative Acquisitions Corp. (“IAC”), and its wholly-owned subsidiary, IAC Merger Corporation (“Merger Sub”), and Puma Biotechnology, Inc. (“Puma”) executed an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub merged with and into Puma, and Puma became the surviving entity and wholly-owned subsidiary of IAC (“Merger”). At the effective time of the Merger, IAC issued to the stockholders of Puma such number of shares of IAC common stock that represented 100% of the aggregated outstanding shares of IAC on a fully diluted basis. Upon completion of the Merger, Puma merged with and into IAC, and IAC changed its name to “Puma Biotechnology, Inc.” Further, Puma’s officers and directors became the officers and directors of IAC and IAC adopted the business plan of Puma. Puma is the accounting acquirer (legal acquiree) and IAC is the accounting acquiree (legal acquirer). Since at completion of the Merger, IAC was a shell corporation, the transaction is being accounted for as a capital transaction. In addition, on October 4, 2011, Puma completed a private equity placement, whereby, 14,666,733 shares of Puma common stock were issued resulting in net proceeds of $52,462,036. The Pro Forma Condensed Combined Balance Sheet is presented as if the Merger and private equity placement were executed on December 31, 2010 and the Statement of Operations is for the twelve months ended December 31, 2010.

(2) PRO FORMA ADJUSTMENTS:

(a)	To eliminate the historical stockholders’ equity accounts of IAC, the accounting acquiree.

(b)	To record the cancellation of 3,000,000 shares of IAC common stock held by its former stockholders and the issuance of 4,000,000 shares of IAC common stock issued to Puma’s shareholder at a par value of $0.0001 per share.

(c)	To record the 14,666,733 shares of Puma common stock issued at $3.75 per share, less expenses, on October 4, 2011, and converted to IAC common stock on a one-to-one basis.

(d)	To record the drawdown of IAC’s assets at the time of the Merger per the Merger Agreement.

(e)	To record the elimination of IAC’s operating expenses for the twelve months ended December 31, 2010.

(f)	To record the payment of $40,000 for the shell and $40,000 for the attorney fees associated with the Merger.